SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) January 4, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of December 1, 2004, providing for, inter alia, the issuance of Mortgage-Backed Pass-Through Certificates, Series 2004-SL4)

                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                  333-117232              41-1955181
              --------                  ----------              ----------
  (State or Other Jurisdiction of      (Commission           (I.R.S. Employer
           Incorporation)              File Number)        Identification No.)


     8400 Normandale Lake Blvd.                              55437
                                                             -----
             Suite 250                                     (Zip Code)
       Minneapolis, Minnesota
  (Address of Principal Executive
              Offices)

     Registrant's telephone number, including area code, is (952) 857-7000





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Item 9.01.     Financial Statements and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               10.1 Pooling and Servicing Agreement, dated as of December 1, 2004 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and Deutsche Bank Trust Company Americas, as trustee.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               RESIDENTIAL  ASSET MORTGAGE  PRODUCTS,
                               INC.


                               By:    /s/ Benita Bjorgo
                               Name:  Benita Bjorgo
                               Title: Vice President

Dated: January 19, 2005


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